Calvert

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September 30, 2003

Annual Report

Calvert Short Duration

Income Fund

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Table of Contents

President's Letter

1

Portfolio Management Discussion

3

Independent Auditors' Report

5

Schedule of Investments

6

Statement of Assets and Liabilities

10

Statement of Operations

11

Statements of Changes in Net Assets

12

Notes to Financial Statements

14

Financial Highlights

19

Explanation of Financial Tables

21

Trustee and Officer Information Table

24

Dear Shareholders:

The markets have improved dramatically over the past year, with stocks showing substantial gains and bonds continuing to profit from an historically low interest-rate environment.

We believe that this year's broad-based market turnaround illustrates once again the value of diversification, asset allocation and long-term investing.  Many investors who pursued an appropriate asset allocation, with investments in stocks, bonds and cash, were able to benefit from the rally in securities prices.  Those who paid too much attention to short-term past performance and substantially reduced their stock holdings early in the year may well have missed the sharp rallies in the second quarter.  At Calvert, we encourage all our shareholders to review their portfolios with their financial advisors to ensure that their investments remain in line with their specific risk tolerance, return expectations and financial goals.

A cloud on the otherwise bright performance of the markets and economy was the distressing news concerning recent market timing and illegal after-hours trading on the part of certain mutual funds. We want to assure Calvert shareholders that we have a long-standing policy of not accepting trades from market timers, which is strictly enforced. And, of course, we do not accept or execute trades after the market closes, which would be in violation of securities industry regulations.

Markets like the ones that we have seen over the past several years demonstrate that understanding risk -- at the security, fund, and asset-class level -- is an integral part of successful investing.  This year, we have taken a number of steps to improve our ability to monitor and manage risk, and to prepare for further growth in our investor base.  We have reorganized Calvert's investment activities into two departments, Equities and Fixed Income, each headed by Chief Investment Officers. We believe that these changes will enhance our ability to deliver top-tier investment performance to our shareholders, while keeping investment risk at appropriate levels.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

November 2003

Portfolio Management Discussion

Greg Habeeb

and Matt Nottingham

of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2003, the Fund's Class A shares returned 9.04%, outperforming the Lehman 1-5 Year Credit Index by 159 basis points and the Lipper Short Investment Grade Debt Funds Average by 565 basis points.

Outperformance was primarily due to favorable credit selection, underweights to Treasury and mortgage-backed securities, opportune duration management, and relative-value trading.

Investment Climate

Overall, the investment climate for stocks and for bonds, particularly non-Treasuries, was very favorable for investors. Even though few would describe the current state of the economy as robust, it appears that many investors believe that the worst times are behind us. The corporate bond market has continued a rally that started about a year ago, with corporate bond yields relative to Treasuries narrowing to levels not seen since 1997.

Portfolio Strategy

Our strategy has been to sell corporate bonds into this rally and replace them primarily with higher-rated securities such as insured taxable municipal bonds, which often trade more cheaply than corporates in spite of similar ratings. The result is that we have upgraded the credit quality of the Fund to the highest level since its inception.  The average credit rating of the Calvert Short Duration Income Fund is AA- (at September 30, 2003).

Outlook

It's our belief that the prices of many non-Treasury bonds are fair to rich. Mortgages don't seem to offer enough yield compensation for what has been a very volatile period for interest rates.  Corporate bond yields are too low relative to Treasuries to offer enough protection from the inherent credit risk of owning these securities. In both cases, we believe that lighter weightings in the categories are appropriate. Fortunately, we have found enough taxable municipals at cheaper prices than both corporates and mortgages that should result in outperformance of both classes, especially if the investment climate turns unfavorable. In general, we will continue to maintain a defensive posture until we see signs of significant improvement and growth in our economy.

November, 2003

Portfolio Statistics

September 30, 2003

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/03	9/30/03
Class A	4.62%	9.04%
Class C	4.03%	7.81%
Class I	4.82%	9.53%
Lehman 1-5 Year Credit Index*	3.21%	7.45%
Lipper Short Investment Grade Debt Funds Avg**	1.40%	3.39%

Maturity Schedule
	Weighted Average
	9/30/03	9/30/02
	5 years	3 years

SEC Yields
	30 days ended
	9/30/03	9/30/02
Class A	2.53%	4.07%
Class C	1.53%	N/A
Class I	3.04%	4.40%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

* Source: Lehman Brothers, Inc.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics

September 30, 2003

Average Annual Total Returns

(with max. load)

Class A Shares
One year	6.11%
Since inception	9.27%
(1/31/02)

Class C Shares
One year	6.81%
Since inception	7.81%
(10/1/02)

Class I Shares
One year	9.53%
Since inception	10.17%
(2/27/02)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT SHORT DURATION LINE GRAPH HERE]

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Independent Auditors' Report

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Short Duration Income Fund (the "Fund"), a series  of The Calvert Fund, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended September 30, 2003 and the period from January 31, 2002 (inception) through September 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Short Duration Income Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended September 30, 2003 and the period from January 31, 2002  (inception) through September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

November 18, 2003

Schedule of Investments

September 30, 2003

	Principal
Debt Securities - 100.8%	Amount	Value
Corporate Bonds - 87.2%
ACC Escrow Corp., 10.00%, 8/1/11 (e)	$500,000	$536,250
ACLC Business Loan Receivables Trust, 7.585%, 1/15/21 (e)	999,938	1,008,938
Airgas, Inc., 7.14%, 3/8/04	1,500,000	1,515,585
American Airlines, Inc.:
1.76%, 9/23/07 (r)	948,368	948,274
3.857%, 7/9/10	1,000,000	994,300
American Express Credit Corp., 1.26%, 9/19/06 (r)	1,000,000	1,000,000
ASIF Global Financing XXI, 1.39%, 3/14/08 (e)(r)	2,000,000	2,000,000
Atherton Franchisee Loan Funding LLP, 6.72%, 8/15/10 (e)	1,387,603	1,387,306
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	350,000	223,370
Autopista Del Maipo Sociedad, 7.373%, 6/15/22 (e)	255,000	293,066
Berkshire Hathaway, Inc., 3.375%, 10/15/08 (e)	1,000,000	1,005,750
Boeing Capital Corp., 6.68%, 12/1/03	1,010,000	1,017,727
Brascan Corp., 7.125%, 12/16/03	1,190,000	1,197,866
Camden Properties Trust, 7.00%, 4/15/04	465,000	476,964
Capital One Financial Corp., 7.25%, 12/1/03	500,000	502,390
Captec Franchise Trust, 6.504%, 5/25/05 (e)	144,061	144,705
Central Garden & Pet Co., 9.125%, 2/1/13	250,000	271,250
Chase Funding, Inc., 4.045%, 5/25/36	2,500,000	2,544,625
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	1,500,000	1,685,400
CIT Group, Inc.:
1.54%, 7/29/05 (r)	1,500,000	1,499,940
2.61%, 1/31/05 (r)	1,250,000	1,274,175
CNL Funding, 7.721%, 8/25/09 (e)	527,310	575,184
Continental Airlines, Inc., 2.046%, 12/6/07 (r)	1,000,000	999,910
Countrywide Home Loan, Inc., 1.62%, 6/2/06 (r)	1,500,000	1,513,065
Credit Suisse First Boston USA, Inc., 1.42%, 6/19/06 (r)	500,000	499,710
Daimler-Benz North America Holding Corp., 1.94%, 9/26/05 (r)	3,500,000	3,496,430
Delphi Corp., 6.125%, 5/1/04	250,000	255,175
Delta Air Lines, Inc., 1.86%, 1/25/08 (e)(r)	1,462,497	1,470,716
EchoStar DBS Corp., 5.75%, 10/1/08 (e)	800,000	800,000
EOP Operating LP:
6.50%, 1/15/04	1,000,000	1,011,740
6.50%, 6/15/04	500,000	513,945
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	799,814	816,370
Finova Group, Inc., 7.50%, 11/15/09	2,100,000	1,039,500
First Republic Bank, 7.75%, 9/15/12	1,528,000	1,615,325
Florida Residential Property & Casualty, 7.45%, 7/1/04 (e)	100,000	104,353
Florida Windstorm Underwriting Association, 6.70%, 8/25/04 (e)	135,000	141,174
Ford Credit Auto Owner Trust, 2.70%, 6/15/07	1,000,000	1,011,750
Ford Motor Credit Co.:
6.00%, 10/27/03	500,000	501,320
5.75%, 2/23/04	1,705,000	1,727,114
6.125%, 3/20/04	740,000	752,003
7.50%, 6/15/04	750,000	774,645
Gap, Inc., 9.90%, 12/15/05	600,000	672,000
General Motors Acceptance Corp.:
6.75%, 10/6/03	$500,000	$500,205
1.83%, 1/20/04 (r)	1,500,000	1,498,245
6.38%, 1/30/04	100,000	101,438
6.85%, 6/17/04	1,000,000	1,032,480
4.15%, 2/7/05	1,000,000	1,021,080
Great Lakes Power, Inc.:
9.00%, 8/1/04	1,000,000	1,045,630
8.30%, 3/1/05	3,000,000	3,199,980
Greater Bay Bancorp., 5.25%, 3/31/08	1,800,000	1,830,510
Hertz Corp., 8.25%, 6/1/05	1,000,000	1,068,000
Highwoods Realty LP, 6.75%, 12/1/03	1,000,000	1,005,420
Household Finance Corp.:
2.619%, 12/16/04 (r)	500,000	504,495
6.875%, 3/1/07	1,000,000	1,106,840
7.90%, 11/15/07	1,500,000	1,727,160
IKON Receivables LLC, 1.36%, 12/15/07 (r)	500,000	500,999
ImCera Group, Inc., 6.00%, 10/15/03	1,000,000	1,000,500
Impac CMB Trust:
1.55%, 8/25/32 (r)	1,178,650	1,185,097
VRDN, 1.47%, 12/25/33	1,000,000	1,000,000
Interpool, Inc.:
7.20%, 8/1/07	170,000	164,050
7.35%, 8/1/07	320,000	312,000
John Deere Capital Corp., 1.34%, 7/11/05 (r)	1,000,000	998,920
Kaneville Road Joint Venture, Inc. VRDN, 1.20%, 11/1/32	2,370,000	2,370,000
Kimco Realty Corp., 6.50%, 10/1/03	925,000	925,130
Leucadia National Corp., 7.00%, 8/15/13 (e)	200,000	197,500
LG&E Capital Corp., 6.205%, 5/1/04 (e)	250,000	255,442
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)	250,000	20,000
8.30%, 12/1/37 (e)(o)	300,000	24,000
Markel Corp., 7.25%, 11/1/03	1,200,000	1,204,740
MCN Investment Corp., 7.12%, 1/16/04	1,250,000	1,263,275
Merrill Lynch & Co., Inc., 1.34%, 9/18/06 (r)	1,000,000	998,490
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	572,875
Montpelier Reinsurance Holdings Ltd, 6.125%, 8/15/13	500,000	513,025
Nationwide Health Properties, Inc., 6.59%, 7/7/38	1,000,000	1,018,750
New Valley Generation I, 7.299%, 3/15/19	912,614	1,079,476
New Valley Generation IV, 4.687%, 1/15/22	1,000,000	983,770
Nextel Communications, Inc., 7.375%, 8/1/15	1,000,000	1,007,500
Nextel Partners, Inc., 8.125%, 7/1/11 (e)	100,000	97,250
Nortel Networks Corp., 4.25%, 9/1/08	400,000	363,004
PF Export Receivables Master Trust:
3.748%, 6/1/13 (e)	1,000,000	978,890
6.436%, 6/1/15 (e)	292,364	290,148
Post Apartment Homes LP, 7.25%, 10/1/03	500,000	500,060
PP&L Capital Funding, Inc., 6.23%, 10/14/03	1,000,000	1,000,350
Preferred Term Securities IX Ltd:
1.759%, 4/3/33 (e)(r)	1,000,000	1,011,060
4.08%, 4/3/33 (e)(r)	1,000,000	1,011,890
ProLogis Trust, 7.00%, 10/1/03	130,000	130,017
QBE Insurance Group Ltd, 5.647%, 7/1/23 (e)	$1,000,000	$957,079
Rayovac Corp., 8.50%, 10/1/13 (e)	250,000	257,500
Raytheon Co., 5.70%, 11/1/03	980,000	983,028
Residental Asset Mortgage Products, Inc., 5.09%, 2/25/31	1,000,000	1,029,000
Rex Lumber Co. LLC, VRDN, 1.15%, 2/1/22	10,000,000	10,000,000
Roslyn Bancorp, Inc., 5.75%, 11/15/07	500,000	513,910
Safeway, Inc., 6.05%, 11/15/03	500,000	502,340
Sears, Roebuck Acceptance Corp., 3.03%, 2/25/04 (r)	1,000,000	1,000,000
Shopping Center Associates, 6.75%, 1/15/04 (e)	1,000,000	1,014,706
Simon DeBartolo Group LP, 6.875%, 10/27/05	100,000	107,638
SLM Corp., 1.06%, 7/25/35 (e)(r)	2,500,000	2,440,425
Sovereign Bancorp., 4.375%, 8/1/13 (r)	1,500,000	1,534,875
Sprint Capital Corp.:
5.70%, 11/15/03	300,000	301,056
5.875%, 5/1/04	1,000,000	1,018,110
State Street Capital Trust II, 1.63%, 2/15/08 (r)	1,000,000	1,000,380
Swepco Capital Trust I, 5.25%, 10/1/43 (r)	1,000,000	1,002,600
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	3,000,000	3,023,970
TIERS Trust, 8.45%, 12/1/17 (n)	658,859	49,414
Tyco International Group SA:
5.875%, 11/1/04	450,000	461,250
6.375%, 10/15/11	1,100,000	1,126,125
Unisys Corp., 6.875%, 3/15/10	100,000	103,250
United Energy Ltd, 6.00%, 11/1/05 (e)	1,500,000	1,630,245
USL Capital Corp.:
5.95%, 10/15/03	1,500,000	1,501,905
6.50%, 12/1/03	300,000	301,974
Valassis Communications, Inc., Zero Coupon, 6/6/21	500,000	289,720
William Street Funding Corp.:
1.41%, 4/23/06 (e)(r)	1,000,000	1,001,242
1.63%, 4/23/09 (e)(r)	1,000,000	1,008,135
WMX Technologies, Inc., 6.375%, 12/1/03	1,000,000	1,007,440
World Financial Network Credit Card Master Note Trust,
1.49%, 5/15/12 (r)	1,000,000	999,999
Xerox Corp., 7.15%, 8/1/04	300,000	306,000

Total Corporate Bonds (Cost $116,302,505)		116,912,317

Taxable Municipal Obligations - 6.3%
Brooklyn Park Minnesota GO Revenue Bonds, 4.55%, 2/1/12	670,000	677,846
Cook County Illinois School District GO Zero Coupon Bonds,
1/20/12	380,000	243,610
Denver Colorado City & County Discount Notes, 12/15/16	1,250,000	604,625
Greater Valley California Medical Building LP, 6.86%, 3/1/21	360,000	367,355
Indiana State Development Finance Authority Revenue VRDN,
1.21%, 9/1/16	200,000	200,000
Los Angeles County California MFH Revenue VRDN,
1.07%, 4/15/33	1,100,000	1,100,000
New Jersey Economic Development Authority Revenue
Discount Notes, 2/15/17	6,915,000	3,311,248
Oregon School Boards Association GO COPs, 6/30/16	500,000	251,120
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	100,000	113,202
Port St. Lucie Florida Special Tax Assessment Revenue Bonds,
3.85%, 1/1/08	$460,000	$473,073
Southeast Alabama Gas District Lateral Project Revenue VRDN,
1.15%, 6/1/25	125,000	125,000
Westmoreland County Pennsylvania GO Revenue Bonds:
6.25%, 5/15/12	575,000	650,015
6.25%, 5/15/13	300,000	338,079

Total Taxable Municipal Bonds (Cost $8,236,328)		8,455,173

U.S. Government Agency Obligations - 3.8%
Fannie Mae:
2.375%, 7/21/05	2,000,000	2,006,440
4.00%, 11/17/06	2,000,000	2,006,380
Freddie Mac, 2.16%, 12/30/05	1,000,000	1,005,660

Total U.S. Government Agency
Obligations (Cost $5,032,022)		5,018,480

U.S. Treasury - 3.1%
U.S. Treasury Notes:
2.00%, 8/31/05	1,000,000	1,010,780
2.375%, 8/15/06	1,100,000	1,115,125
3.625%, 5/15/13	500,000	490,780
4.25%, 8/15/13	1,510,000	1,547,509

Total U.S. Treasury (Cost $4,131,841)		4,164,194

Equity Securities - 0.4%	Shares
Allstream, Inc.:
Class A *	124	4,809
Class B *	6,707	261,908
Conseco, Inc. *	13,962	252,152
General Motors, Inc. (Preferred) *	2,000	53,900

Total Equity Securities (Cost $398,726)		572,769

TOTAL INVESTMENTS (Cost $134,101,422) - 100.8%	135,122,933
Other assets and liabilities, net - (0.8%)		(1,051,980)
Net Assets - 100%		$134,070,953

*        Non-income producing security.

(d)      Security is a defaulted security, and is not accruing income.

(e)      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. Subsequent to September 30, 2003, the Illinois Insurance Department has prohibited Lumbermens from making interest payments due in December 2003 and January 2004. This security is no longer accruing interest and $5,401 in accrued interest was written off, as of September 30, 2003.

(n)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. This TIERS security is based on interest payments from Lumbermens. Subsequent to September 30, 2003, the Illinois Insurance Department has prohibited Lumbermens from making interest payments due in December 2003 and January 2004. This security is no longer accruing interest, and $13,248 in accrued interest was written off, and the cost basis of the security was increased by interest purchased in the amount of $4,536, as of September 30, 2003.

(o)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. Subsequent to September 30, 2003, the Illinois Insurance Department has prohibited Lumbermens from making interest payments due in December 2003 and January 2004. This is a non-income producing security.

(r)       Adjustable rate.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

Assets	Value
Investments in securities, at value (Cost $134,101,422) - see accompanying schedule	$135,122,933
Receivable for securities sold	13,793,345
Receivable for shares sold	927,346
Interest and dividends receivable	1,237,091
Other assets	7,357
Total assets	151,088,072

Liabilities
Payable to bank	1,180,877
Payable for securities purchased	15,555,968
Payable for shares redeemed	131,517
Payable to Calvert Asset Management Co., Inc.	49,797
Payable to Calvert Administrative Services Company	27,554
Payable to Calvert Shareholder Services, Inc.	1,861
Payable to Calvert Distributors, Inc.	29,545
Accrued expenses and other liabilities	40,000
Total liabilities	17,017,119
Net Assets	$134,070,953

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 5,583,406 shares outstanding	$88,906,783
Class C: 863,469 shares outstanding	13,893,249
Class I: 1,637,123 shares outstanding	25,627,123
Undistributed net investment income	91,786
Accumulated net realized gain (loss) on investments	4,530,501
Net unrealized appreciation (depreciation) on investments	1,021,511

Net Assets	$134,070,953

Net Asset Value Per Share
Class A (based on net assets of $92,600,017)	$16.58
Class C (based on net assets of $14,282,753)	$16.54
Class I (based on net assets of $27,188,183)	$16.61

See notes to financial statements.

Statement of Operations

Year Ended September 30, 2003

Net Investment Income
Investment Income:
Interest income	$3,161,367
Total investment income	3,161,367

Expenses:
Investment advisory fee	317,269
Administrative fees	226,502
Transfer agency fees and expenses	136,889
Distribution plan expenses:
Class A	153,642
Class C	64,703
Trustees' fees and expenses	6,586
Custodian fees	58,042
Registration fees	37,057
Reports to shareholders	11,351
Professional fees	15,228
Accounting fees	35,385
Miscellaneous	2,349
Total expenses	1,065,003
Reimbursements from Advisor:
Class A	(120,840)
Fees paid indirectly	(13,386)
Net expenses	930,777
Net Investment Income	2,230,590

Realized and Unrealized Gain (Loss) on Investments
Net realized gain	4,769,668
Change in unrealized appreciation (depreciation)	981,482

Net Realized and Unrealized Gain
(Loss) on Investments	5,751,150

Increase (Decrease) in Net Assets
Resulting From Operations	$7,981,740

See notes to financial statements.

Statement of Changes in Net Assets

		From Inception,
		January 31, 2002
	Year Ended	Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$2,230,590	$702,883
Net realized gain (loss) on investments	4,769,668	1,329,539
Change in unrealized appreciation (depreciation)	981,482	40,029

Increase (Decrease) in Net Assets
Resulting From Operations	7,981,740	2,072,451

Distributions to shareholders from:
Net investment income:
Class A shares	(1,477,562)	(348,784)
Class C shares	(83,359)	--
Class I shares	(623,739)	(356,647)
Net realized gain:
Class A shares	(1,019,884)	--
Class C shares	(48,330)	--
Class I shares	(452,088)	--
Total distributions	(3,704,962)	(705,431)

Capital share transactions:
Shares sold:
Class A shares	75,752,325	40,885,643
Class C shares	15,289,333	--
Class I shares	6,998,829	18,160,924
Reinvestment of distributions:
Class A shares	2,186,022	289,019
Class C shares	102,040	--
Class I shares	431,488	39,259
Shares redeemed:
Class A shares	(21,092,681)	(9,113,545)
Class C shares	(1,498,124)	--
Class I shares	(3,377)	--
Total capital share transactions	78,165,855	50,261,300

Total Increase (Decrease) in Net Assets	82,442,633	51,628,320

Net Assets
Beginning of year	51,628,320	--
End of year (including undistributed (distributions in excess of)
net investment income of $91,786 and ($2,548), respectively)	$134,070,953	$51,628,320

See notes to financial statements.

		From Inception,
		January 31, 2002
	Year Ended	Through
	September 30,	September 30,
Capital Share Activity	2003	2002
Shares sold:
Class A shares	4,690,116	2,629,638
Class C shares	949,863	--
Class I shares	432,621	1,175,106
Reinvestment of distributions:
Class A shares	137,077	18,387
Class C shares	6,412	--
Class I shares	27,108	2,493
Shares redeemed:
Class A shares	(1,300,331)	(591,481)
Class C shares	(92,806)	--
Class I shares	(205)	--
Total capital share activity	4,849,855	3,234,143

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General:The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 2002, currently offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Effective October 1, 2002, the Fund began to offer Class C shares. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Effective February 27, 2002, the Fund began to offer Class I shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation:Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which a market quotation is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements:The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options:The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts:The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Net Investment Income:Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements:The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .35% of the Fund's average daily net assets.

The Advisor has agreed to limit net annual fund operating expenses through January 31, 2004. The contractual expense cap is 1.08% for Class A (effective February 1, 2003), 2.25% for Class C and .75% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A shares, allow the Portfolios to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. Class I does not have Distribution plan expenses.

The Distributor received $67,797 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2003.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $17,247 for the year ended September 30, 2003. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term and U.S. government securities, were $605,115,560 and $524,305,222, respectively. U.S. government security purchases and sales were $601,422,139 and $605,872,318, respectively

The cost of investments owned at September 30, 2003 for federal income tax purposes was $134,121,145. Net unrealized appreciation aggregated $1,001,788, of which $1,577,807 related to appreciated securities and $576,019 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2003, and September 30, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$3,704,962	$705,431
Total	$3,704,962	$705,431

As of September 30, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$4,298,549
Undistributed long-term capital gain	343,461
Unrealized appreciation (depreciation)	1,001,788
$5,643,798

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the tax treatment of the Fund's transactions in defaulted securities.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2003, such purchase and sales transactions were $60,955,000 and $57,054,060, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2003. For the year ended September 30, 2003, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$82,664	1.80%	$4,612,132	September 2003

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2003	2002 #
Net asset value, beginning	$15.96	$15.00
Income from investment operations
Net investment income	.39	.39
Net realized and unrealized gain	1.00	.98
Total from investment operations	1.39	1.37
Distributions from:
From net investment income	(.39)	(.41)
Net realized gain	(.38)	--
Total distributions	(.77)	(.41)
Total increase (decrease) in net asset value	.62	.96
Net asset value, ending	$16.58	$15.96

Total return*	9.04%	9.21%
Ratios to average net assets:
Net investment income	2.43%	3.96% (a)
Total expenses	1.27%	1.64% (a)
Expenses before offsets	1.07%	.99% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$92,600	$32,821

Year Ended
September 30,
Class C Shares	2003###
Net asset value, beginning	$15.96
Income from investment operations
Net investment income	.25
Net realized and unrealized gain	.96
Total from investment operations	1.21
Distributions from:
From net investment income	(.25)
Net realized gain	(.38)
Total distributions	(.63)
Total increase (decrease) in net asset value	.58
Net asset value, ending	$16.54

Total return*	7.81%
Ratios to average net assets:
Net investment income	1.32%
Total expenses	2.14%
Expenses before offsets	2.14%
Net expenses	2.12%
Portfolio turnover	2,078%
Net assets, ending (in thousands)	$14,283

	Periods Ended
	September 30,	September 30,
Class I Shares	2003	2002 ##
Net asset value, beginning	$15.97	$15.40
Income from investment operations
Net investment income	.46	.41
Net realized and unrealized gain	1.01	.54
Total from investment operations	1.47	.95
Distributions from:
From net investment income	(.45)	(.38)
Net realized gain	(.38)	--
Total distributions	(.83)	(.38)
Total increase (decrease) in net asset value	.64	.57
Net asset value, ending	$16.61	$15.97

Total return*	9.53%	6.27%
Ratios to average net assets:
Net investment income	2.88%	4.22% (a)
Total expenses	.65%	.76% (a)
Expenses before offsets	.65%	.76% (a)
Net expenses	.63%	.75% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$27,188	$18,807

(a)      Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#        From January 31, 2002, inception.

## From February 27, 2002, inception.

### From October 1, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Trustee and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC

M. CHARITO KRUVANT

DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank

ARTHUR J. PUGH

DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Trustee)

	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation

DAVID R. ROCHAT

DOB: 10/07/37 (interested Trustee)	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Trustee)	Trustee	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
Gregory J. Keifer DOB: 08/22/64	Officer	2003

Compliance Officer and Assistant Secretary of the Funds. Prior to working at Calvert Group, Mr. Keifer was Assistant Director of Compliance with Legg Mason Wood Walker, Incorporated and a senior compliance analyst with BISYS Fund Services.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: June 9, 2003

The $1 million minimum initial investment may be waived for certain  institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders.

Please note this change in the prospectus.

SUPPLEMENT TO

PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

CSIF Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Date of Prospectus: January 31, 2003 as revised June 30, 2003

Class I (Institutional) Shares

(All Portfolios)

Date of Prospectus: January 31, 2003

Calvert Income Fund

Calvert Short Duration Income Fund

Date of Prospectus: January 31, 2003 as revised September 15, 2003

CALVERT VARIABLE SERIES, INC.

PROSPECTUS

Calvert Social Balanced Portfolio

Calvert Income Portfolio

Date of Prospectus: April 30, 2003

Date of This Supplement: October 30, 2003

Please replace the second paragraph under "About Calvert" with the following: (for Calvert Variable Series Social Balanced and Income Portfolios replace the third paragraph under "The Fund and Its Management" with the following:)

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios.  Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham is also a member of the fixed-income management team. Mr. Nottingham has 7 1/2 years of experience as an analyst, trader, and portfolio manager.

Calvert Short Duration Income Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

printed on recycled paper using soy-based inks


SIGNATURE PAGE FOR FORM N-CSR

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

the CALVert fund

By:     /s/Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: November 25, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: November 25, 2003

         /s/Ronald Wolfsheimer

          Ronald Wolfsheimer

         Treasurer -- Principal Financial Officer

Date: November 30, 2003